UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2012

BRADY CORPORATION

(Exact name of registrant as specified in its charter)

Commission File Number 1-14959

Wisconsin	39-0971239
(State of Incorporation)	(IRS Employer Identification No.)

6555 West Good Hope Road

Milwaukee, Wisconsin 53223

(Address of Principal Executive Offices and Zip Code)

(414) 358-6600

(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On November 15, 2012, Brady Corporation (the “Corporation”) issued a press release announcing its fiscal 2013 first quarter financial results. A copy of the press release is being furnished to the Securities and Exchange Commission as Exhibit 99.1 attached hereto and is incorporated herein by reference.

Item 5.07	SUBMISSIONS OF MATTERS TO A VOTE OF SECURITY HOLDERS

On November 14, 2012, at the Corporation’s Annual Shareholders’ Meeting, the holders of all of the 3,538,628 shares of the Corporation’s Class B Common Stock voted unanimously in favor of electing the following persons to serve as the Corporation’s directors until the next annual meeting of shareholders and until their successors have been elected:

Patrick W. Allender

Gary S. Balkema

Chan W. Galbato

Conrad G. Goodkind

Frank W. Harris

Frank M. Jaehnert

Elizabeth P. Pungello

Bradley C. Richardson

Item 7.01	REGULATION FD DISCLOSURE

On November 15, 2012, the Corporation hosted a conference call related to its fiscal 2013 first quarter financial results. A copy of the slides referenced in the conference call, which is also posted on the Corporation’s website, is being furnished to the Securities and Exchange Commission as Exhibit 99.2 attached hereto and is incorporated herein by reference.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits.

The following are filed as Exhibits to this Report.

Exhibit No.	Description of Exhibit

99.1	Press Release of Brady Corporation, dated November 15, 2012, relating to first quarter fiscal 2013 financial results.

99.2	Informational slides provided by Brady Corporation, dated November 15, 2012, relating to first quarter fiscal 2013 financial results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRADY CORPORATION

Date: November 15, 2012

/s/ Thomas J. Felmer
Thomas J. Felmer
Senior Vice President & Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

99.1	Press Release of Brady Corporation, dated November 15, 2012, relating to first quarter fiscal 2013 financial results.

99.2	Informational slides provided by Brady Corporation, dated November 15, 2012, relating to first quarter fiscal 2013 financial results.